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EXHIBIT 99(A)


PROXY                         COMPUDYNE CORPORATION                        PROXY
                               7249 NATIONAL DRIVE
                             HANOVER, MARYLAND 21076

            2002 ANNUAL MEETING OF SHAREHOLDERS - _____________, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COMPUDYNE CORPORATION


            The undersigned shareholder of CompuDyne Corporation, hereby appoints ____________, ____________ and ____________ and each of them the proxies of the undersigned with full power of substitution to vote all the shares of CompuDyne Corporation, held of record by the undersigned on ________________, 2002, at the Annual Meeting of Shareholders of the Corporation to be held at the ____________________, in __________________, ___________, at
_____ a.m./p.m. on __________, ____________, 2002 and at any adjournment(s)
thereof, with all the power which the undersigned would have if personally present, hereby revoking any proxy heretofore given. A majority of said proxies or their substitutes who attend the meeting (or if only one shall be present, then that one) may exercise all of the powers hereby granted.

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. If no specification is made, this proxy will be voted "FOR" proposal 1, "FOR" proposal 2 and "FOR" all nominees for Director in proposal 3. If any other business is properly presented at this Annual Meeting, or any adjournment(s) thereof, this proxy will be voted in accordance with the determination of a majority of the Board of Directors.

The undersigned hereby acknowledges receipt of the proxy statement for the Meeting and instructs the proxies to vote as follows:

1. PROPOSAL TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER, DATED AS OF MAY 10, 2001, AS AMENDED BY THE FIRST AMENDMENT TO THE AGREEMENT AND PLAN OF MERGER, DATED AS OF JANUARY 25, 2002, BY AND AMONG COMPUDYNE, NEW TIBURON, INC., A WHOLLY OWNED SUBSIDIARY OF COMPUDYNE AND TIBURON, INC., THE MERGER OF TIBURON INTO NEW TIBURON, AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT.

       FOR         AGAINST           ABSTAIN

       [  ]          [  ]              [  ]





                   THIS PROXY IS CONTINUED ON THE REVERSE SIDE
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2.     PROPOSAL TO APPROVE AN AMENDMENT TO THE CORPORATION'S 1996 STOCK
       INCENTIVE COMPENSATION PLAN FOR EMPLOYEES.

       FOR         AGAINST           ABSTAIN

       [  ]          [  ]              [  ]

3.     ELECTION OF DIRECTORS:

              David W. Clark, Philip M. Blackmon and Bruce Kelling

       FOR all nominees listed above              WITHHOLD AUTHORITY to vote for
       (except as marked to the contrary below)   all nominees listed above
                [  ]                                         [  ]

     (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

       [  ]

      For all nominees except:


4. WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR
       POSTPONEMENTS OF THE MEETING, INCLUDING, WITHOUT LIMITATION, A MOTION TO ADJOURN THE MEETING TO ANOTHER TIME AND/OR PLACE FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES IN ORDER TO APPROVE PROPOSAL NUMBER 1.

                           Please sign exactly as your name appears on this proxy card. When signing as a fiduciary or representative - attorney, executor, administrator, trustee or guardian - please give your full title as such. Proxies signed by a corporation must be signed in the full corporate name by the President or otherwise duly authorized officer. Proxies signed by a partnership must be signed in the partnership name by a duly authorized person.

                           Date:

                           --------------------------------------------
                           Signature

                           --------------------------------------------
                           Signature if held jointly


                           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


[  ]   I PLAN TO ATTEND MEETING


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[  ]   ACCOUNT NUMBER              COMMON